COMMUNITY STATISTICS Dollars in thousands except Average Effective Rent

					Average Effective
	As of March 31, 2009				Rent for the
			Percent to		Three Months
		Gross	Total of	Physical	Ended
	Units	Real Assets	Gross Assets	Occupancy	31-Mar-09

Dallas, TX	3,678	$ 206,648	7.9%	95.8%	$ 712.07
Jacksonville, FL	3,347	$ 186,833	7.1%	95.0%	$ 790.60
Atlanta, GA	3,253	$ 251,357	9.6%	95.1%	$ 792.65
Houston, TX	3,191	$ 223,805	8.5%	94.8%	$ 824.35
Nashville, TN	1,855	$ 126,524	4.8%	95.6%	$ 785.46
Austin, TX	1,776	$ 110,336	4.2%	93.9%	$ 769.45
Tampa, FL	1,341	$ 91,611	3.5%	94.6%	$ 880.43
Raleigh/Durham, NC	1,028	$ 87,994	3.4%	95.2%	$ 806.40
Phoenix, AZ	792	$ 98,364	3.8%	90.2%	$ 775.90
South Florida	480	$ 53,105	2.0%	98.8%	$ 1,253.13
Orlando, FL	288	$ 14,673	0.6%	95.8%	$ 748.36
Primary Markets	21,029	$ 1,451,250	55.4%	95.0%	$ 795.99

Memphis, TN	4,021	$ 207,703	7.9%	97.5%	$ 672.42
Columbus, GA	1,509	$ 77,140	2.9%	95.2%	$ 728.96
Jackson, MS	1,241	$ 58,446	2.2%	97.5%	$ 696.01
Greenville, SC	1,140	$ 51,118	1.9%	95.8%	$ 587.24
Lexington, KY	924	$ 60,500	2.3%	92.9%	$ 732.65
Little Rock, AR	808	$ 42,507	1.6%	98.0%	$ 663.24
Savannah, GA	526	$ 44,212	1.7%	99.2%	$ 854.52
All Other Secondary	10,417	$ 562,981	21.6%	94.5%	$ 708.06
Secondary Markets	20,586	$ 1,104,607	42.1%	95.6%	$ 698.30

Subtotal	41,615	$ 2,555,857	97.5%	95.3%	$ 747.67

Development and Lease-up Properties	637	$ 66,025	2.5%	60.6%	$ 896.10

Total Portfolio	42,252	$ 2,621,882	100.0%	94.8%	$ 749.90

NUMBER OF APARTMENT UNITS

	2009	2008
	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31

100% Owned Properties	41,626	41,928	41,801	41,007	40,494
Properties in Joint Ventures	626	626	626	626	626
Total Portfolio	42,252	42,554	42,427	41,633	41,120

SAME STORE (EXCLUDES 8 FULL RENOVATION AND 3 HELD FOR SALE COMMUNITIES) Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS As of March 31, 2009 unless otherwise noted

		Three Months Ended March 31, 2009
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Primary Markets
Dallas, TX	3,184	$ 7,067	$ 3,034	$ 4,033	$ 697.57	96.1%	95.0%	54.8%
Jacksonville, FL	2,611	$ 6,269	$ 2,501	$ 3,768	$ 801.68	95.1%	90.9%	61.0%
Atlanta, GA	2,693	$ 6,050	$ 2,597	$ 3,453	$ 744.44	94.7%	90.1%	58.6%
Houston, TX	2,400	$ 5,982	$ 2,457	$ 3,525	$ 799.33	95.4%	94.8%	66.5%
Nashville, TN	1,569	$ 3,843	$ 1,433	$ 2,410	$ 786.66	95.3%	92.4%	58.6%
Austin, TX	1,392	$ 3,321	$ 1,504	$ 1,817	$ 766.74	94.5%	92.4%	64.2%
Tampa, FL	1,120	$ 3,017	$ 1,237	$ 1,780	$ 855.34	95.4%	93.6%	53.1%
South Florida	480	$ 1,901	$ 640	$ 1,261	$ 1,253.13	98.8%	96.3%	47.7%
Raleigh/Durham, NC	384	$ 808	$ 258	$ 550	$ 700.05	93.5%	91.3%	47.9%
Subtotal	15,833	$ 38,258	$ 15,661	$ 22,597	$ 781.11	95.3%	92.8%	58.9%

Secondary Markets
Memphis, TN	3,210	$ 6,660	$ 3,002	$ 3,658	$ 685.49	97.7%	92.6%	55.0%
Columbus, GA	1,509	$ 3,409	$ 1,354	$ 2,055	$ 728.96	95.2%	92.0%	83.4%
Jackson, MS	1,241	$ 2,698	$ 931	$ 1,767	$ 696.01	97.5%	94.1%	63.8%
Greenville, SC	1,140	$ 2,073	$ 840	$ 1,233	$ 587.24	95.8%	92.4%	53.3%
Lexington, KY	924	$ 1,976	$ 758	$ 1,218	$ 732.65	92.9%	89.5%	65.5%
Little Rock, AR	808	$ 1,707	$ 613	$ 1,094	$ 663.24	98.0%	96.3%	53.6%
Savannah, GA	526	$ 1,432	$ 513	$ 919	$ 854.52	99.2%	95.0%	60.6%
All Other Secondary	9,745	$ 20,555	$ 8,475	$ 12,080	$ 699.45	94.5%	90.6%	61.4%
Subtotal	19,103	$ 40,510	$ 16,486	$ 24,024	$ 696.86	95.6%	91.7%	61.6%

Operating Same Store	34,936	$ 78,768	$ 32,147	$ 46,621	$ 735.04	95.5%	92.2%	60.4%

Revenue Straight-line Adjustment (2)		$ 250		$ 250
Total Same Store		$ 79,018		$ 46,871

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM QUARTER ENDED DECEMBER 31, 2008 (PRIOR QUARTER) AND QUARTER ENDED MARCH 31, 2008 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Primary Markets
Dallas, TX	1.2%	3.8%	-1.4%	-1.3%	3.3%	7.9%	1.3%	0.7%	-0.4%	1.8%
Jacksonville, FL	-2.5%	-4.7%	-2.9%	1.4%	-2.2%	-8.3%	2.1%	0.0%	-1.8%	-2.4%
Atlanta, GA	1.2%	-4.9%	-0.9%	5.8%	2.8%	-11.7%	3.8%	-0.7%	-1.1%	-1.8%
Houston, TX	0.6%	0.5%	-17.7%	-8.2%	19.0%	7.6%	0.4%	-0.6%	-0.2%	0.8%
Nashville, TN	-1.4%	-1.8%	1.2%	0.8%	-2.9%	-3.3%	1.4%	-0.9%	-0.9%	1.5%
Austin, TX	-0.8%	-0.4%	2.7%	1.0%	-3.6%	-1.6%	1.8%	-1.0%	-1.6%	2.7%
Tampa, FL	-0.8%	-2.0%	-1.6%	4.4%	-0.2%	-6.0%	0.0%	0.4%	-0.8%	-2.3%
South Florida	2.1%	1.3%	-1.2%	2.1%	4.0%	0.9%	4.0%	1.9%	-0.3%	0.1%
Raleigh/Durham, NC	-4.6%	-2.7%	-11.6%	-10.4%	-0.9%	1.5%	-0.8%	-1.6%	-0.8%	0.5%
Subtotal	-0.2%	-1.2%	-4.1%	-0.1%	2.7%	-2.0%	1.7%	-0.3%	-0.9%	0.0%

Secondary Markets
Memphis, TN	-0.2%	-3.0%	-3.1%	-1.5%	2.4%	-4.1%	3.9%	1.1%	-1.4%	-1.8%
Columbus, GA	1.1%	6.6%	-0.7%	-4.2%	2.3%	15.1%	3.9%	1.0%	-0.9%	0.7%
Jackson, MS	0.7%	-0.7%	-4.1%	-2.1%	3.4%	0.0%	2.1%	0.8%	-2.0%	0.3%
Greenville, SC	-1.1%	-0.5%	0.0%	-0.1%	-1.9%	-0.7%	1.1%	2.6%	-1.0%	0.2%
Lexington, KY	-5.2%	-0.5%	5.3%	2.8%	-10.8%	-2.5%	0.6%	-3.4%	-0.1%	3.0%
Little Rock, AR	1.5%	4.7%	-6.7%	-3.2%	6.7%	9.6%	2.1%	2.2%	-0.6%	2.1%
Savannah, GA	-0.6%	1.9%	0.8%	2.0%	-1.4%	1.9%	2.1%	2.2%	-1.0%	2.2%
All Other Secondary	-1.5%	-3.5%	-0.7%	0.1%	-2.0%	-5.9%	1.7%	-1.2%	-0.9%	-0.7%
Subtotal	-0.9%	-1.6%	-1.2%	-0.6%	-0.7%	-2.3%	2.3%	-0.1%	-1.0%	-0.2%

Operating Same Store	-0.6%	-1.4%	-2.7%	-0.4%	0.9%	-2.2%	2.0%	-0.2%	-1.0%	-0.2%

Including revenue straight-line adjustment:
Total Same Store	-0.4%	-0.8%			1.1%	-1.1%

SAME STORE (EXCLUDES 8 FULL RENOVATION AND 3 HELD FOR SALE COMMUNITIES)

Dollars in thousands	Three Months Ended March 31,		Percent
	2009	2008	Change
Revenues
Operating	$ 78,768	$ 79,923	-1.4%
Straight-line adjustment (1)	250	(265)
Total Same Store	$ 79,018	$ 79,658	-0.8%

Expense	$ 32,147	$ 32,271	-0.4%

NOI
Operating	$ 46,621	$ 47,652	-2.2%
Straight-line adjustment (1)	250	(265)
Total Same Store	$ 46,871	$ 47,387	-1.1%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE PLUS EIGHT EXCLUDED RENOVATION COMMUNITIES (Dollars in thousands)
Includes the eight full renovation communities (2,384 units).

	Three Months Ended March 31,		Percent
	2009	2008	Change
Revenues
Operating	$ 84,385	$ 85,648	-1.5%
Straight-line adjustment (2)	235	(254)
Total Same Store	$ 84,620	$ 85,394	-0.9%

Expense	$ 34,449	$ 34,523	-0.2%

NOI
Operating	$ 49,936	$ 51,125	-2.3%
Straight-line adjustment (2)	235	(254)
Total Same Store	$ 50,171	$ 50,871	-1.4%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

NOI BRIDGE (Dollars in thousands)

		Three Months Ended
		3/31/2009	12/31/2008	3/31/2008
NOI
Same store		$ 46,871	$ 46,345	$ 47,387
Non-same store		8,880	8,757	7,113
Total NOI		55,751	55,102	54,500
Held for sale NOI included above		(446)	(684)	(681)
Management fee income		64	59	28
Depreciation		(23,585)	(23,623)	(21,916)
Property management expense		(4,241)	(3,924)	(4,258)
General and administrative expense		(2,459)	(3,090)	(2,920)
Interest and other non-property income		80	170	108
Interest expense		(14,229)	(15,731)	(16,205)
Gain (loss) on debt extinguishment		3	(113)	-
Amortization of deferred financing costs		(606)	(607)	(628)
Net casualty (loss) gains and other settlement proceeds		(144)	340	128
Loss on sale of non-depreciable assets		-	-	(3)
Loss from real estate joint ventures		(196)	(288)	(83)
Discontinued operations		1,853	578	141
Net income attributable to noncontrolling interests		(706)	(456)	(532)
Net income attributable to Mid-America Apartment Communities, Inc.		$ 11,139	$ 7,733	$ 7,679

Net Operating Income (NOI)
Net operating income represents total property revenues less total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. We believe NOI by market is a helpful tool in evaluating the operating performance within our markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

DEVELOPMENT (Dollars in thousands)

EXPENDITURES		Current	Estimated
	Total	Estimated	Cost	Cost
	Units	Cost	per Unit	to Date
St. Augustine Phase II, Jacksonville, FL	124	$ 13,202	$ 106	$ 13,202
Copper Ridge Phase I, Dallas, TX	261	23,185	89	19,114
Total development	385	$ 36,387	$ 95	$ 32,316

ESTIMATED TIMELINE	Construction		Initial
	Start	Finish	Occupancy	Stabilization
St. Augustine Phase II, Jacksonville, FL	3Q 2007	1Q 2009	4Q 2008	1Q 2010
Copper Ridge Phase I, Dallas, TX	3Q 2007	4Q 2009	2Q 2008	2Q 2010

UNITS	Actual Units as of March 31, 2009
	Completed	Occupied
St. Augustine Phase II, Jacksonville, FL	124	58
Copper Ridge Phase I, Dallas, TX	216	128

OPERATING RESULTS (Dollars and shares in thousands except per share data)

		Three Months
		Ended	Trailing
		March 31, 2009	4 Quarters
Net income attributable to Mid-America Apartment Communities, Inc.		$ 11,139	$ 33,709
Depreciation		23,585	91,837
Interest expense		14,229	60,034
(Gain) loss on debt extinguishment		(3)	113
Amortization of deferred financing costs		606	2,285
Net casualty loss and other settlement proceeds		144	519
Gain on dispositions within unconsolidated entities		-	(38)
Gain on sale of discontinued operations		(1,432)	(1,371)
EBITDA		$ 48,268	$ 187,088

		Three Months Ended March 31,
		2009	2008
EBITDA/Debt Service		3.27x	2.74x
Fixed Charge Coverage (1)		2.77x	2.39x
Total Debt as % of Total Gross Assets		51%	52%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

DEBT AS OF MARCH 31, 2009
Dollars in thousands

DEBT OUTSTANDING SUMMARIES				Average
				Years to
			Principal	Contract	Effective
			Balance	Maturity	Rate
	Conventional - Fixed Rate or Swapped (1)		$ 993,139	4.0	5.5%
	Tax-free - Fixed Rate or Swapped (1)		37,730	8.0	4.7%
	Conventional - Variable Rate (2)		236,331	4.5	1.4%
	Tax-free - Variable Rate		4,760	19.2	3.1%
	Conventional - Variable Rate - Capped (3)		17,936	3.9	1.4%
	Tax-free - Variable Rate - Capped (3)		64,350	2.9	1.4%
		Total Debt Outstanding	$ 1,354,246	4.3	4.5%

	(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.
	(2) Includes a $15 million mortgage with an imbedded cap at a 7% rate.
	(3) When capped rates are not reached, the average rate represents the rate on the underlying variable debt.

			Line	Amount	Amount
			Limit	Collateralized	Borrowed
	Fannie Mae Credit Facilities		$ 1,044,429	$ 1,044,429	$ 916,833
	Freddie Mac Credit Facilities		300,000	296,404	296,404
	Regions Credit Facility		50,000	43,863	-
	Regions Term Loan		38,345	38,345	38,345
	Other Borrowings		102,664	102,664	102,664
		Total Debt	$ 1,535,438	$ 1,525,705	$ 1,354,246

CONTRACT MATURITIES
	Line Limit
	Credit Facilities			Regions
	Fannie Mae	Freddie Mac	Regions	Term Loan	Other	Total
2009	$ -	$ -	$ -	$ 38,345	$ -	$ 38,345
2010	-	-	50,000	-	-	50,000
2011	80,000	100,000	-	-	-	180,000
2012	80,000	-	-	-	-	80,000
2013	203,193	-	-	-	-	203,193
2014	321,236	200,000	-	-	18,831	540,067
2015	120,000	-	-	-	53,367	173,367
Thereafter	240,000	-	-	-	30,466	270,466
Total	$ 1,044,429	$ 300,000	$ 50,000	$ 38,345	$ 102,664	$ 1,535,438

SWAPS AND FIXED RATE MATURITIES

	Swap Balances			Temporary	Total
		SIFMA	Fixed Rate	Fixed Rate		Contract
	LIBOR	(formerly BMA)	Balances	Balances (1)	Balance	Rate
2009	$ -	$ -	$ -	$ 65,000	$ 65,000	7.7%
2010	140,000	8,365	-	-	148,365	5.7%
2011	158,000	-	-	-	158,000	5.2%
2012	150,000	17,800	-	-	167,800	5.1%
2013	190,000	-	-	-	190,000	5.2%
2014	144,000	-	18,831	-	162,831	5.7%
2015	75,000	-	38,167	-	113,167	5.6%
Thereafter	-	-	25,706	-	25,706	5.6%
Total	$ 857,000	$ 26,165	$ 82,704	$ 65,000	$ 1,030,869	5.5%

	(1) Represents a $65 million fixed rate FNMA borrowing that converts to a variable rate on December 1, 2009.

OTHER DATA

PER SHARE DATA	Three Months Ended March 31,
	2009	2008
Dividend paid per common share	$0.615	$0.615

DIVIDEND INFORMATION (latest declaration)
	Payment	Payment	Record
	per Share	Date	Date
Common - quarterly	$0.6150	4/30/2009	4/15/2009
Preferred Series H - quarterly	$0.51875	3/23/2009	3/13/2009

PREFERRED STOCK	Number of	Liquidation	Total	Earliest
	Shares Issued	Preference	Liquidation	Optional
	and Outstanding	per Share	Value	Call Date
8.30% Series H Cumulative Redeemable
Preferred Stock	6,200,000	$ 25.00	$ 155,000,000	8/11/2008